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                                                                    EXHIBIT 10.1

                             UNITEDGLOBALCOM, INC.
                      SERIES E CONVERTIBLE PREFERRED STOCK
                             SUBSCRIPTION AGREEMENT

UnitedGlobalCom, Inc.
4643 South Ulster Street, Suite 1300
Denver, Colorado 80237

Ladies and Gentlemen:

1.  Subscription.  The undersigned, [          ] (the "Purchaser"), intending to
be legally bound, hereby purchases from UnitedGlobalCom, Inc. (the "Company"),
and the Company hereby sells to the Purchaser, [          ] shares of the Series
E Convertible Preferred Stock, par value $0.01 per share, of the Company (the
"Preferred Stock") for an aggregate purchase price of [          ](1) (the
"Purchase Price") payable (i) in cash or (ii) in cash at least to the extent of the aggregate par value of the Preferred Stock, and the remainder by delivery of a promissory note made by the Purchaser payable to the Company with a principal amount equal to the Purchase Price less the aggregate par value of the Preferred Stock (a "Promissory Note"). Any Promissory Note delivered in payment of any portion of the Purchase Price shall provide for full recourse to the Purchaser in the event of the nonpayment thereof, shall provide for the accrual of interest at a fair market rate and contain other terms and conditions consistent with an arm's-length, fair market transaction, all of which terms shall be reasonably acceptable to Liberty Media Corporation ("Liberty Media").

The Preferred Stock is convertible into shares of Class A Common Stock, par value $0.01 per share (the "Class A Stock" and, together with the Preferred Stock, the "Securities"), of the Company on the terms and conditions set forth in the Certificate of Designation establishing the Preferred Stock (the "Certificate of Designation").

2. Deliveries. Concurrently with the execution and delivery hereof, (a) the Purchaser is delivering the Purchase Price to the Company by wire transfer of immediately available funds in accordance with instructions from the Company and, if applicable, by delivery of a Promissory Note and (b) the Company is delivering to the Purchaser a certificate, in the name of the Purchaser and duly executed by appropriate officers of the Company, representing the Preferred Stock purchased hereby.

3. Representations and Warranties of the Purchaser. The Purchaser hereby acknowledges, represents, warrants and agrees as follows:

     (a) None of the Securities have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws. The Purchaser understands that the offering and sale of the Securities is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) thereof, and analogous provisions of state securities laws, based, in part, upon the representations, warranties and agreements contained in this Subscription Agreement.

     (b) The Purchaser has received copies of the Certificate of Designation, the SEC Filings (as defined below) and all other documents requested by the Purchaser, has carefully reviewed such

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(1) The per share purchase price of the Series E Preferred Stock will be equal to 1/1,500th of the product (rounded up to the nearest cent) of (a) the lesser of (1) $5.00 and (2) the Average Market Price of the United Class A Stock as of the Closing Date, multiplied by (b) a number equal to (1) the quotient of X divided by Y minus (2) X. For purposes of the foregoing, "X" shall be equal to the aggregate number of shares of United Class A Stock and United Class B Stock issued and outstanding immediately prior to the Closing and "Y" shall be equal to 0.995049505.
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     documents in their entirety and understands the information contained therein. For purposes of this Subscription Agreement, "SEC Filings" shall mean the Company's: (i) preliminary proxy statement filed with the Securities and Exchange Commission ("SEC") on January 25, 2001; (ii)
     registration statement filed with the SEC on [          ], (iv) Form 10-K
     for the year ended December 31, 2000; (iv) Forms 10-Q filed with the SEC for the quarters ended March 31, 2001, June 30, 2001 and September 30, 2001; and (v) Form 8-K filed with the SEC on June 1, 2001.

     (c) Neither the SEC nor any state securities commission has passed upon or endorsed the merits of this offering of Securities or made any findings or determination as to the fairness of the terms of this offering for investment.

     (d) In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or other information (oral or written) by or from the Company other than as stated in the Certificate of Designation and the SEC Filings.

     (e) The Purchaser has taken no action that would give rise to any claim by any person for brokerage commissions, finders' fees or the like relating to this Subscription Agreement or the transactions contemplated hereby.

     (f) The Purchaser, together with his attorneys, accountants, purchaser representatives and tax advisors (collectively, the "Advisors"), has such knowledge and experience in financial, tax, and business matters so as to enable him to utilize the information made available to him in connection with the offering of the Securities to evaluate the merits and risks of an investment in the Securities and to make an informed investment decision with respect thereto.

     (g) The Purchaser is not relying on information provided by the Company with respect to the financial, tax and other economic considerations of an investment in the Securities, and in such regard the Purchaser has relied on the advice of, and has consulted with, only his own Advisors.

     (h) The Purchaser is acquiring the Securities solely for his own account for investment and not with a view to resale or distribution thereof.

     (i) The Purchaser acknowledges that he must bear the economic risk of an investment in the Securities indefinitely because none of the Securities may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from registration is available. In addition, Section 8 of this Subscription Agreement imposes certain further restrictions on the transfer of the Preferred Stock. Legends shall be placed on the certificates evidencing the Securities to the effect that such Securities have not been registered under the Securities Act or applicable state securities laws and that such Securities are subject to certain restrictions on transfer imposed by this Subscription Agreement, and appropriate notations to such effect will be made in the Company's stock transfer books.

     (j) The Purchaser has adequate means of providing for his current needs and foreseeable personal contingencies and has no need for his investment in the Securities to be liquid.

     (k) The Purchaser is aware that an investment in the Securities involves significant risks.

     (l) The Purchaser is an "accredited investor," within the meaning of Rule 501(a) of Regulation D under the Securities Act ("Regulation D"), because
     (i) he is a natural person who has a net worth or joint net worth with his spouse in excess of $1,000,000 as of the date hereof; (ii) he is a natural person who had an individual income in excess of $200,000 in each of the two most recent calendar years [or a joint income with his spouse in excess of $300,000 in each of those years] and has a reasonable expectation of reaching the same income level in the current year; and (iii) he is a

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     director and an executive officer of the Company. As used in this
     Subscription Agreement, the term "net worth" means the excess of total assets over total liabilities.(2)

     (m) The Purchaser has had the opportunity to obtain any additional information necessary to verify the accuracy of the SEC Filings and all other documents received or reviewed by him in connection with the purchase of the Securities and has had the opportunity to meet with representatives of the Company and to have them answer any questions and provide additional information regarding the terms and conditions of this particular investment and the finances, operations, business and prospects of the Company deemed relevant by the Purchaser and all such questions have been answered and requested information provided to his full satisfaction.

     (n) The Purchaser represents to the Company that the information contained herein is complete and accurate and understands that such information is being relied upon by the Company in determining the availability of an exemption from registration under Federal and State securities laws in connection with the offering and sale of the Securities. The Purchaser further represents and warrants that he will notify the Company immediately upon the occurrence of any material change therein occurring prior to the Company's issuance of any Securities.

     (o) The Purchaser has significant prior investment experience, including investment in non-listed and non-registered securities. The Purchaser has a sufficient net worth to sustain a loss of his entire investment in the Securities if such a loss should occur. The Purchaser's overall commitment to investments that are not readily marketable is not excessive in view of his net worth and financial circumstances and the purchase of the Securities will not cause such commitment to become excessive. The investment is a suitable one for the Purchaser.

     (p) If the Purchaser is paying a portion of the Purchase Price by delivery of a Promissory Note, the Purchaser has, and shall maintain at all times until such time that the Purchaser's obligations under the Promissory Note are satisfied in full, unencumbered assets (other than the Securities) having an aggregate value sufficient for the repayment of the Purchaser's obligations under the Promissory Note

4. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser as follows:

     (a) The Company is duly incorporated, validly existing and in good standing under the laws of its state of incorporation.

     (b) The Company has duly authorized by all requisite corporate action the issuance and sale of the Preferred Stock in accordance with the terms of this Subscription Agreement and the issuance of the Class A Stock upon conversion of the Preferred Stock in accordance with the Certificate of Designation.

5. Indemnification. The Purchaser agrees to indemnify and hold harmless the Company, its officers, directors, employees, agents, control persons and affiliates against all losses, liabilities, claims, damages, and expenses (including, but not limited to, any and all expenses incurred in investigating, preparing, or defending against any litigation commenced or threatened) by reason of or arising out of any actual or alleged false representation or misrepresentation or warranty or breach or omission to state a material fact by the Purchaser of any agreement herein or in any other document delivered in connection with this Subscription Agreement.

6. Binding Effect. The Purchaser hereby acknowledges and agrees that this Subscription Agreement shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns.

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(2) This representation is subject to change depending upon whether the
    Purchaser is a natural person or a business entity and, with respect to the bracketed portion, the state of the Purchaser's residence.
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7.  Notices.  Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or personally delivered to the party to whom it is to be given (a) if to Company, at the address set forth above, or (b) if to the Purchaser, at the address set forth on the signature page hereof (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 7). Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof. Any notice or other communication personally delivered shall be deemed given at the time of such personal delivery.

8. Assignability; Transfer Restrictions. This Subscription Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Purchaser. The Purchaser further agrees that he shall not, (a) offer, transfer, pledge, encumber, contract to do any of the foregoing or otherwise transfer or dispose of, whether or not for or without consideration ("Transfer"), directly or indirectly, any of the Securities to any person or other entity whatsoever except in accordance with all applicable laws, including Federal and State securities laws, or (b) Transfer, directly or indirectly, any shares of Preferred Stock to any person or other entity whatsoever without the prior written consent of Liberty Media, and that any purported Transfer in violation of (a) or (b) shall be null and void.

9. Applicable Law. This Subscription Agreement shall be governed by and construed in accordance with the internal laws of the State of Colorado without regard to its conflicts of law principles. The Purchaser hereby irrevocably submits to the jurisdiction of any Colorado State or United States Federal court sitting in the City and County of Denver over any action or proceeding arising out of or relating to this Subscription Agreement or any agreement contemplated hereby, and the Purchaser hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such Colorado State or Federal court. The Purchaser further waives any objection to venue in such State and any objection to any action or proceeding in such State on the basis of a non-convenient forum. The Purchaser further agrees that any action or proceeding brought against the Company shall be brought only in Colorado State or United States Federal courts sitting in the City and County of Denver. THE PURCHASER AGREES TO WAIVE HIS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS SUBSCRIPTION AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

10.  Miscellaneous.

(a) This Subscription Agreement constitutes the entire agreement between the Purchaser and the Company with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. The terms and provisions of this Subscription Agreement may be modified or waived, or consent for the departure therefrom granted, only by a written document executed by the party against whom enforcement of such modification, waiver or consent is sought.

(b) The Purchaser's representations and warranties made in this Subscription Agreement shall survive the execution and delivery hereof and he delivery of the Securities.

(c) Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or other engaged by such party) in connection with this Subscription Agreement and the transactions contemplated hereby.

(d) This Subscription Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

(e) Each provision of this Subscription Agreement shall be considered separable and if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity shall not impair the operation of or affect the remaining portions of this Subscription Agreement.

(f) Paragraph titles are for descriptive purposes only and shall not control or alter the meaning of this Subscription Agreement as set forth in the text.

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(g)  Liberty Media is an intended beneficiary of the final sentence of paragraph
1, clause (p) of paragraph 3 and clause (b) of paragraph 8, and Purchaser acknowledges and agrees that Liberty Media would be irreparably harmed by any breach of the final sentence of paragraph 1, clause (p) of paragraph 3 or any direct or indirect Transfer of the Preferred Stock in violation of clause (b) of paragraph 8, and could not be made whole by monetary damages. Accordingly, Liberty Media, in addition to any other remedy to which it may be entitled at law or in equity as an intended beneficiary of such provisions, shall be entitled to compel specific performance of such provisions.

IN WITNESS WHEREOF, the undersigned have executed this Subscription Agreement
this   day of           , 2002.

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                                          Name:
                                          Address:

SUBSCRIPTION ACCEPTED AND AGREED
this   day of           , 2002

UNITEDGLOBALCOM, INC., a Delaware corporation

By:
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Name:
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Title:
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